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EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Emerson Radio Corp., (the "Company") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on August 12, 2003, Geoffrey P. Jurick, Chief Executive Officer, and Kenneth A. Corby, Chief Financial Officer, of the Company each hereby certifies pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and result of operations of the Company.


Dated: August 12, 2003


                                        By: /s/ Geoffrey P. Jurick
                                            --------------------------------
                                            Geoffrey P. Jurick
                                            Chief Executive Officer



                                        By: /s/ Kenneth A. Corby
                                            --------------------------------
                                            Executive Vice President and
                                            Chief Financial Officer



The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Emerson Radio Corp. and will be retained by Emerson Radio Corp. and furnished to the Securities and Exchange Commission or its staff upon request.



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